Exhibit 10.17

PORTIONS OF THIS EXHIBIT IDENTIFIED BY [*****] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

UPMC Ref.: C16/1007A01

AMENDMENT 1 TO THE COLLABORATION AGREEMENT

BETWEEN

University Pierre et Marie Curie (Paris 6), a scientific, cultural and professional public institution with registered office at 4, Place Jussieu 75252 Paris Cedex 5

Represented by Professor Jean CHAMBAZ, President,

Hereinafter referred to as the “UPMC”;

The UPMC representing for the purposes hereof:

The CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE, a scientific and technological public institution with registered office at 3-5 rue Michel Ange, 75794 PARIS CEDEX 16

Hereinafter referred to as the “CNRS”;

pursuant to a CNRS mandate to negotiate and sign this agreement in the name and on behalf of the CNRS.

The UPMC and the CNRS being hereinafter jointly referred to as the “INSTITUTIONS”.

The INSTITUTIONS acting in their own name and in the name and on behalf of the Biological Adaptation and Ageing unit (UMR 8256), a mixed UPMC/CNRS research unit, directed by Professor Bertrand FRIGUET, hereinafter “Laboratory”,

ON THE ONE HAND,

AND

BIOPHYTIS, with registered office at 14 avenue de l’Opéra, 75001 Paris, duly represented by its President Mr Stanislas VEILLET

Hereinafter referred to as “BIOPHYTIS”,

ON THE OTHER HAND,

The INSTITUTIONS and BIOPHYTIS are hereinafter referred to individually as the “Party” and jointly as the “Parties”.

PREAMBLE:

This amendment 1 (hereinafter “Amendment 1”) is established in reference to the collaboration agreement established on 1 August 2016 by which the Parties wanted to develop a collaborative research project on the “Effects of BIO101 and BIO103 in the prevention of heart failure and their role in thermogenesis and energy balance during aging”, and the subsequent conditions of co-ownership and utilisation of said research (hereinafter the “Agreement”). The Parties presently want to extend the Agreement to intensify the work initiated, in particular in order to assess the impact of BIO1O1 and BIO103 treatment on the prevention and reduction of muscular fibrosis, in particular cardiac fibrosis, in mice.

CONSEQUENTLY, THE PARTIES HAVE AGREED AS FOLLOWS.

1)             The Parties agree to extend the duration of the Agreement until 31 July 2017 in order to complete the Research as specified in Annex 1 of Amendment 1. The new research programme includes two phases. The Parties will agree on the interest of continuing the Research for Phase 2 of the histological study at the end of Phase 1.

2)             BIOPHYTIS will provide its financial support for the conduct of the Research by paying PUPMC the sum of [****] according to the rate effective on the date of invoicing, according to the following schedule:

•           [****] upon signature of Amendment 1, corresponding to the conduct of Phase 1 of the Research

•           [****] 2 months after the start date of Amendment 1, corresponding to the conduct of Phase 2 of the Research and after validation by the Parties of the continuation of the Research towards Phase 2.

Upon presentation of invoices issued by the UPMC, payments will be established by bank transfer, or by bank or postal cheque to the order of the Agent Comptable [Accounts Officer] of the Université Pierre et Marie Curie

RECETTE GENERALE DES FINANCES DE PARIS

94 RUE REAUMUR

75002 PARIS

ACCOUNT

Invoices will be sent to the Company at the following address:

Biophytis

UPMC - BC9

4, place Jussieu, 75005 Paris

Payments will be made sixty (45) days end of month, from the date of receipt of the invoice.

The use of the amounts received by the Institutions under Amendment 1 is not subject to any condition regarding time-limits or provision of receipts.

3)             The provisions of the Agreement not modified by Amendment 1 remain unchanged and will remain in force for the Parties.

4)              The terms appearing in capital letters or starting with a capital letter maintain the meaning given to them in the Agreement unless otherwise provided in Amendment 1.

5)              Notwithstanding its signature date, Amendment 1 will take effect from 01/02/2017. It has been drawn up in two copies and each of the Parties has received a duly signed copy thereof.

Drawn up in Paris, on [stamp:] 22 March 2017

In two (2) originals.

For the UPMC	[stamp:] For the President and by delegation The manager of the office of European Contracts and Financing Elena BILLI-RIZZA	For BIOPHYTIS

Signature	/s/ Jean Chambaz	Signature	/s/ Stanislas Veillet
Name: Jean CHAMBAZ		Name:	Stanislas Veillet
Title: President		Title:	CEO

INITIALS of the Director of the Laboratory

[stamp:] UMR 8256 — B2A — CNRS — UPMC Professor Bertrand Friguet Université Pierre et Marie Curie Bldg A-5th floor — Postal box 256, 7 quai St-Bernard, 75005 Paris

Signature	/s/ Bertrand Friguet
Name:	Bertrand FRIGUET
Title: Laboratory Director

INITIALS of the Scientific Manager

Signature	/s/ Onnik Agbulut	[stamp:] Université Pierre et Marie Curie CNRS — UMR 8256 — O. Agbulut Bldg A-5th floor - CC256, 7 quai St-Bernard 75005 Paris
Name:	Onnik Agbulut
Title: Scientific Manager

ANNEX 1

Research Project

[****]